UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TREASURE GLOBAL INC
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TREASURE GLOBAL INC
276 5th Avenue, Suite 704 #739
New York, New York 10001
Telephone: +6012 643 7688
https://ir.treasureglobal.co

May 2, 2024

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2024 Annual Meeting of Stockholders of Treasure Global Inc (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, June 11, 2024, at 9:00 a.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Shareholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about May 2, 2024. We are pleased to furnish proxy materials to shareholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about May 2, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2023 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2023 Annual Report and the Proxy Statement, both of which are available on our website at https://ir.treasureglobal.co. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on Monday, April 29, 2024, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Treasure Global Inc.

Sincerely,

/s/ Teo Chong Chan
Teo Chong Chan
Chief Executive Officer

TREASURE GLOBAL INC
276 5th Avenue, Suite 704 #739
New York, New York 10001
Telephone: +6012 643 7688
https://ir.treasureglobal.co

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 a.m. (Eastern Time) on Tuesday, June 11, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Treasure Global Inc, Delaware corporation (“Company,” “we,” “us” and “our”), will be held on Tuesday, June 11, 2024 at 9:00 a.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.viewproxy.com/TreasureGlobal/2024 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)    to elect five (5) directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)    to ratify the selection by our Board of Directors of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024; and

(3)    to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1) and “FOR” the ratification of our independent auditor (Proposal 2).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting — How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 29, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2023 Annual Report to Shareholders (the “2023 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2023 Annual Report, this Notice and Proxy Statement on our website at https://ir.treasureglobal.co.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about May 2, 2024 at www.viewproxy.com/TreasureGlobal/2024.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each shareholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

/s/ Teo Chong Chan
Teo Chong Chan
Director and Chief Executive Officer
New York, New York
May 2, 2024

i

TREASURE GLOBAL INC
276 5th Avenue, Suite 704 #739
New York, New York 10001
PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on Tuesday, June 11, 2024

The Board of Directors (the “Board”) of Treasure Global Inc, a Delaware corporation (“Treasure Global,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on Tuesday, June 11, 2024, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting — How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about May 2, 2024 2024.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about May 2, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2023 Annual Report to Stockholders (the “2023 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 276 5th Avenue, Suite 704 #739, New York, NY 10001.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet.    This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 2, 2024, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2023 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at www.viewproxy.com/TreasureGlobal/2024.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Teo Chong Chan, the Chief Executive Officer and a director of the Company, and Michael Chun Meng Chan, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024; and (iii) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.viewproxy.com/TreasureGlobal/2024, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on Tuesday, June 11, 2024, at 9:00 a.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the internet. On or about May 2, 2024, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://ir.treasureglobal.co:

•        the Company’s 2023 Annual Report; and

•        the Company’s 2024 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before June 4, 2024 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on Monday, April 29, 2024 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at www.viewproxy.com/TreasureGlobal/2024 using your Virtual Control Number that is on the Internet Availability Notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on June 9, 2024. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:00 a.m. Eastern Time on June 11, 2024, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time on Tuesday, June 11, 2024.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Treasure Global common stock as of the close of business on April 29, 2024. Each share of Treasure Global common stock is entitled to one vote. As of the Record Date, the Company had 1,430,780 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

•        the election of five (5) directors to serve until the 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

•        the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024; and

•        any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

•        “FOR” each of the nominees named in this Proxy Statement for election to the Board;

•        “FOR” the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024; and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a shareholder of record, you must:

•        First register at www.viewproxy.com/TreasureGlobal/2024 by 11:59 p.m., Eastern time, on June 9, 2024. You will need to enter your name, phone number, email address and Virtual Control Number (included on your proxy card that was included with the proxy materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your Virtual Control Number, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•        On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

•        Obtain a legal proxy from your broker, bank or other nominee.

•        Register at www.viewproxy.com/TreasureGlobal/2024 by 11:59 p.m., Eastern time, on June 9, 2024.

You must enter your name, phone number and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-shareholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•        On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/TGL during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 8:45 a.m., Eastern time, on June 11, 2024, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

The Company urges you to vote before June 10, 2024 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

•        voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Our legal counsel will count the votes and will serve as the inspector of election (the “Inspector of Election”).

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•        FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);

•        FOR the ratification of the selection by our Board of WWC, P.C. as our independent auditor for the fiscal year ending June 30, 2024 (Proposal 2); and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of WWC, P.C. as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposal?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our shareholders do not ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2024, the audit committee of our Board will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Alliance Advisors via e-mail at virtualmeeting@viewproxy.com or via telephone at (866) 612-8937.

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2025 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Chong Chan Teo; (ii) Ho Yi Hui; (iii) Joseph “Bobby” Banks; (vi) Marco Baccanello; and (v) Jeremy Roberts and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided above at pages 9 to 10. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Treasure Global and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Chong Chan Teo	41	Chief Executive Officer and Director	2021	None
Ho Yi Hui	46	Executive Director	2023	None
Joseph “Bobby” Banks	62	Director	2021	Compensation – Chairman; Audit; Nominating and Corporate Governance.
Marco Baccanello	62	Director	2021	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Jeremy Roberts	51	Director	2021	Nominating and Corporate Governance – Chairman; Compensation; Audit.

Chong Chan “Sam” Teo is our Chief Executive Officer and a Director. Mr. Teo is an experienced corporate strategist who has contributed to building high-performance teams through implementation of organizational innovation within multiple companies operating in the fintech and ecommerce fields. Prior to this role, Mr. Teo served as Chief Operations Officer of the Company from July 2020 to June 2021, where he, among other things, led sales and strategic business development. From March 2020 to June 2021, Mr. Teo was the Chief Executive Officer of ZCITY, leading ZCITY in strategic/tactical planning, forecasting, capital budgeting, and financial cost controls. Prior to that role, Mr. Teo served as Director of Business Development of ZCITY from May 2018 to February 2020, where he was in charge of sales and business development. From May 2016 to April 2018, Mr. Teo was the Managing Director of Modes Cube Sdn Bhd, leading its business delivery team. Mr. Teo earned a Bachelor’s degree in Quantity Survey from the Sheffield Hallam University in 2006, and received a Diploma in Quantity Survey from the Tunku Abdul Rahman College in 2004. Mr. Teo’s experience as an experienced corporate strategist makes him a qualified director to serve on our Board.

Ho Yi Hui is an Executive Director. From 2019 to present Ms. Ho has been an Executive Director at Hanz Consulting Group Sdn. Bhd. where she provides professional and business consultation services, in terms of compliance and advisory for audit, tax and company secretarial related matters and professional training and coaching, Fron March 2018 to October 2019 she worked for RSM Tax Consultants (Malaysia) Sdn Bhd. as a Tax Executive Director where she led a team of 30 tax associates, seniors, managers and directors. Ms. Ho obtained an Advanced Diploma in Commerce Business Studies (Financial Accounting) and a Diploma in Business Studies (Accounting) from Tunku Abdul Rahman College in 2001. Ms. Ho’s experience as a consultant makes her a qualified director to serve on our Board.

Joseph R. “Bobby” Banks is a Director. Mr. Banks is a seasoned financial services executive. He previously worked in the New York and London offices of Goldman Sachs in the Corporate Finance, Mergers & Acquisitions and Communications, Media & Entertainment investment banking departments. Upon leaving Goldman Sachs, Mr. Banks joined JP Morgan Chase in their London Office as a Managing Director and Head of the Telecom and Media investment banking business in Europe, the Middle East and Africa (“EMEA”). He subsequently ran the Equity Capital Markets business for JP Morgan Chase also in EMEA. Mr. Banks has also worked in venture capital from 2014 to 2017 serving as Group Chief Financial Officer, Member of the Investment Committee, Chief Investor Relations Officer and Executive Board Member of Mountain Partners AG, a Zurich based venture capital firm. Since 2017, Mr. Banks has been an independent financial and strategy advisor to a number of companies across industries. Mr. Banks has a BA in Government from Dartmouth College and an MBA in Finance from the Wharton School at the University of Pennsylvania. Mr. Banks’ experience as a financial services executive makes him a qualified director to serve on our Board.

Marco Baccanello is a Director. Mr. Baccanello is an experienced corporate finance executive with expertise in advising companies operating in a broad range of industries, particularly within the technology space, in early to late-stage financings, growth strategy and strategic disposals, restructurings and acquisitions. In addition, he has experience in the preparation of the listing and initial public offering documents for companies on NASDAQ and international exchanges, with an emphasis on funding requirements and regulatory filings. Mr. Baccanello also has developed acquisition and marketing strategies for multiple digital opportunities, focusing on content published to app stores, including rapidly growing digital businesses in the technology and gaming space. From 2016 to present, Mr. Baccanello is a member of the Corporate Development team where he leads and manages business plan developments. Prior to that role, he was the Chief Financial Officer of PlayJam from 2010 to 2016, where he planned, implemented and managed all the finance activities, including business planning, budgeting, forecasting and negotiations. Mr. Baccanello’s experience as a former chartered accountant at PricewaterhouseCoopers and director of a private equity firm, specifically his expertise in managing growth businesses within the services, media and technology industries, make him a qualified director to serve on our Board. Mr. Baccanello earned a Bachelor’s degree in Economics at the University of Southampton.

Jeremy Roberts is a Director. Mr. Roberts is an experienced corporate financier with track-record of sourcing, structuring and negotiating and completing complex M&A deals and financing across a broad range of sectors and geographies. From 2013 to present Mr. Roberts has been the founder and Director of J and L Roberts Advisors in London, UK., a corporate consultancy firm. At J and L, Mr. Roberts has, among other things, advised family owners, High Net Worth Individuals, corporate and private equity groups on growth strategies and expansion; structuring and raising capital for various business ventures; as well as M&A assignments. From 2013 to 2014 he was the Managing Director and consultant for i76 Sp Zoo in Warsaw, Poland. At i76, he completed Ipopema 76’s first acquisition: Impress Group from Constantia Industries and worked on post-acquisition and separation matters to post-acquisition optimize internal group structure. From 2011 to 2013 Mr. Roberts was a Principal at Corven Corporate Finance in London, UK. From 2002 to 2011, Mr. Roberts was a Director of Lansdowne Capital, an investment banking boutique, where he originated and executed transactions within the broader industrials sector. Between 2000 and 2002, Mr. Roberts was a Vice President in the investment banking division of Credit Suisse in London. Mr. Roberts earned a BSc in Economics and Politics from University of Bath in 1994. Mr. Banks’ experience as a corporate financier makes him a qualified director to serve on our Board.

Family Relationships

Su Chen “Chanell” Chuah, our Chief Operating Officer and Su Huay “Sue” Chuah, our Chief Marketing Officer are sisters.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

GOVERNANCE OF THE COMPANY

The business and affairs of Treasure Global are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as amended, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://ir.treasureglobal.co/corporate-governance.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually. All of the current directors have served on the Board since the effective date of the Company’s registration statement for its initial public offering in August 2022 except for Ms. Ho Yi Hui, who was appointed as a director by the Board effective March 20, 2023.

The Board has fixed the number of directors at five (5).

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board met a total of six (6) times during fiscal year 2024 in person or via video or teleconference and acted by unanimous written consent eight (8) times. Each of the directors who served in the fiscal year 2024 attended at least 100% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2024 Annual Meeting.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

We currently comply with Nasdaq Rule 5605 (“Rule 5605”) requiring at least two (2) members of our Board who are defined by Rule 5605 as being “Diverse.” We have three directors who self-identify as an Underrepresented Minority. As required by Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of May 2, 2024)

Total Number of Directors

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
African American or Black	0	1
Alaskan Native or Native American	0	0
Asian	1	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	0	2
Two or More Races or Ethnicities	0	0
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Nominations and the Solicitation Notice should be sent to the Nominating and Corporate Governance Committee, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Teo, Ms. Ho, Mr. Banks, Mr. Baccanello and Mr. Roberts to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. Only the independent directors are entitled to receive board compensation. The disclosure is provided for the fiscal year ended June 30, 2023.

Name	Salary per director ($)	Total per director ($)
Joseph “Bobby” Banks	$66,000	$66,000
Marco Baccanello	$93,030	$93,030
Jeremy Roberts	$72,000	$72,000

The independent directors (Joseph “Bobby” Banks, Marco Baccanello and Jeremy Roberts) are entitled to receive $6,000 per month, commencing October 16, 2021 until January 14, 2024. The new compensation for the independent directors at the amounting of $3,000.00 per month, commencing January 15, 2024.

As Chairman of the Audit Committee, Mr. Baccanello also received $7,000 per month from July to September 2022 for this fiscal year ended June 30, 2023. The payment is for the establishment of the Audit Committee and its procedures and processes, the engagement ended in September 2022.

The independent directors are also entitled to receive $300,000 in shares of our common stock issued and to be issued in $60,000 installments on December 11, 2022, March 11, 2023, June 11, 2023, September 11, 2023, and December 11, 2023. The value of the shares will be based on the average closing price of our common stock as reported on Nasdaq for the last five (5) business days in November 2022. On December 30, 2022, the independent directors agreed to the waiver of the $300,000 equity compensation.

Ethical Guidelines

Treasure Global’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://ir.treasureglobal.co/corporate-governance. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since July 1, 2022, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

Su Chen “Chanell” Chuah, our Chief Operating Officer and Su Huay “Sue” Chuah, our Chief Marketing Officer are sisters.

Jeremy Roberts and Marco Baccanello, both of whom are independent directors of the Company are also independent directors of VCI Global Limited, the parent of V Capital Kronos Berhad, an affiliate of the Company during the fiscal year ended June 30, 2023. V Capital Kronos Berhad is no longer an affiliate of the Company.

As of June 30, 2022, Kok Pin “Darren” Tan, the Company’s former Chief Executive Officer, has loaned the Company $1,862,606, on an interest free basis. During the fiscal year ended June 30, 2023, the Company has repaid $1,728,227 to Kok Pin “Darren” Tan. The remaining amount outstanding is payable on demand.

As of June 30, 2023 and 2022, loan balance from Chong Chan “Sam” Teo, the Company’s Chief Executive Officer, was amounted to $186,579 and $197,480, respectively, on an interest free basis.

During the fiscal year ended June 30, 2023, World Cloud Ventures Sdn. Bhd. has converted its convertible note balance amounted to $108,590 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Jau Long “Jerry” Ooi, a Vice President of the Company owns 50% of the equity of World Cloud Ventures Sdn. Bhd.

During the fiscal year ended June 30, 2023, Chuah Su Mei has converted its convertible note balance amounted to $240,444 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Chauh Su Mei, who is the Spouse of Kok Pin “Darren” Tan, shareholder of the Company.

During the fiscal year ended June 30, 2023, Click Development Berhad has converted its convertible note balance amounted to $120,235 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Click Development Berhad is the shareholder of the Company.

During the fiscal year ended June 30, 2023, Cloudmaxx Sdn Bhd has converted its convertible note balance amounted to $568,305 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Jau Long “Jerry” Ooi, a Vice President of the Company owns 30% of the equity of Cloudmaxx Sdn. Bhd.

During the fiscal year ended June 30, 2023, V Capital Kronos Berhad has converted its convertible note balance amounted to $1,400,000 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Chauh Su Mei, who is the Spouse of Kok Pin “Darren” Tan, shareholder of the Company. Voon Him “Victor” Hoo owns more than 50% of the equity of V Capital Kronos Berhad. V Capital Kronos Berhad owned 14.55% of our outstanding shares of common stock during the Company’s last fiscal year. V Capital Kronos Berhad does not currently own any of the Company’s common stock.

During the fiscal year ended June 30, 2023 and 2022, the Company paid $290,476 and $690,367, respectively, to True Sight for consulting services. Su Huay “Sue” Chuah, our Chief Marketing Officer is a 40% shareholder of True Sight Sdn Bhd.

During the fiscal year ended June 30, 2023, Voon Him “Victor” Hoo received 285,714 shares of our common stock upon his resignation from our board of directors.

Involvement in Certain Legal Proceedings

None of the Company’s other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Chong Chan Teo and Ho Yi Hui are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Banks, Baccanello and Roberts had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://ir.treasureglobal.co/corporate-governance.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Non-Executive Chairman, as applicable. Our independent directors meet in executive session at least once per year and met four times in 2023.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

•        Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•        Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Shareholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, NY 10001.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Joseph “Bobby” Banks	Director	Compensation – Chairman; Audit; Nominating and Corporate Governance.
Marco Baccanello	Director	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Jeremy Roberts	Director	Nominating and Corporate Governance – Chairman; Compensation; Audit.
Name of Committee and Its Members	Functions of the Committee
Audit Committee: Marco Baccanello, Chairman; Joseph “Bobby” Banks; Jeremy Roberts

•   reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

•   discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•   discussing with management major risk assessment and risk management policies;

•   monitoring the independence of the independent auditor;

•   verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•   reviewing and approving all related-party transactions;

•   inquiring and discussing with management our compliance with applicable laws and regulations;

•   pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•   appointing or replacing the independent auditor;

•   determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•   establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•   approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Name of Committee and Its Members	Functions of the Committee
Compensation Committee: Joseph “Bobby” Banks, Chairman; Marco Baccanello; Jeremy Roberts

•   reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

•   administering our equity compensation plans;

•   engaging outside consultants to review and recommend compensation policies;

•   reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

•   establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee Jeremy Roberts, Chairman; Marco Baccanello; Joseph “Bobby” Banks

•   identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

•   evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

•   evaluating nominations by shareholders of candidates for election to our Board; and

•   corporate governance matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in “Executive Compensation,” there have been no transactions since July 1, 2022, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

Su Chen “Chanell” Chuah, our Chief Operating Officer and Su Huay “Sue” Chuah, our Chief Marketing Officer are sisters.

Jeremy Roberts and Marco Baccanello, both of whom are independent directors of the Company are also independent directors of VCI Global Limited, the parent of V Capital Kronos Berhad, an affiliate of the Company during the fiscal year ended June 30, 2023. V Capital Kronos Berhad is no longer an affiliate of the Company.

As of June 30, 2022, Kok Pin “Darren” Tan, the Company’s former Chief Executive Officer, has loaned the Company $1,862,606, on an interest free basis. During the fiscal year ended June 30, 2023, the Company has repaid $1,728,227 to Kok Pin “Darren” Tan. The remaining amount outstanding is payable on demand.

As of June 30, 2023 and 2022, loan balance from Chong Chan “Sam” Teo, the Company’s Chief Executive Officer, was amounted to $186,579 and $197,480, respectively, on an interest free basis.

During the fiscal year ended June 30, 2023, World Cloud Ventures Sdn. Bhd. has converted its convertible note balance amounted to $108,590 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Jau Long “Jerry” Ooi, a Vice President of the Company owns 50% of the equity of World Cloud Ventures Sdn. Bhd. As of June 30, 2022, World Cloud Ventures Sdn. Bhd.

During the fiscal year ended June 30, 2023, Chuah Su Mei has converted its convertible note balance amounted to $240,444 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Chauh Su Mei, who is the Spouse of Kok Pin “Darren” Tan, shareholder of the Company.

During the fiscal year ended June 30, 2023, Click Development Berhad has converted its convertible note balance amounted to $120,235 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Click Development Berhad is the shareholder of the Company.

During the fiscal year ended June 30, 2023, Cloudmaxx Sdn Bhd has converted its convertible note balance amounted to $568,305 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Jau Long “Jerry” Ooi, a Vice President of the Company owns 30% of the equity of Cloudmaxx Sdn. Bhd.

During the fiscal year ended June 30, 2023, V Capital Kronos Berhad has converted its convertible note balance amounted to $1,400,000 into shares of the Company’s common stock upon completion of the Company’s initial underwritten public offering. Chauh Su Mei, who is the Spouse of Kok Pin “Darren” Tan, shareholder of the Company. Voon Him “Victor” Hoo owns more than 50% of the equity of V Capital Kronos Berhad. V Capital Kronos Berhad owned 14.55% of our outstanding shares of common stock during the Company’s last fiscal year. V Capital Kronos Berhad does not currently own any of the Company’s common stock.

During the fiscal year ended June 30, 2023 and 2022, the Company paid $290,476 and $690,367, respectively, to True Sight for consulting services. Su Huay “Sue” Chuah, our Chief Marketing Officer is a 40% shareholder of True Sight Sdn Bhd.

During the fiscal year ended June 30, 2023, Voon Him “Victor” Hoo received 285,714 shares of our common stock upon his resignation from our board of directors.

PROPOSAL 2

PROPOSAL 2 — RATIFICATION OF THE SELECTION OF WWC, P.C. AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2024 (Item 2 on the Proxy Card)

Proposal:    The Board of Directors is asking that you vote to ratify the Board’s selection of WWC, P.C. (“WWC”) as our independent registered public accounting firm for fiscal year 2024.

Background:

Effective July 3, 2023, WWC was appointed by the Company to serve as its new independent registered public accounting firm to audit and review the Company’s financial statements for the year ended June 30, 2023.

Effective September 1, 2022, Friedman LLP (“Friedman”) combined with Marcum LLP and continued to operate as an independent registered public accounting firm. On December 5, 2022, the Audit Committee and the Board of Directors of the Company approved the dismissal of Friedman LLP and the engagement of Marcum Asia CPAs LLP (“Marcum Asia”) to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman LLP was provided by Marcum Asia as a combined entity. Marcum Asia and Friedman LLP served as the Company’s independent registered public accounting firm during the fiscal years ended June 30, 2023 and 2022.

Audit services provided by WWC, P.C. for fiscal year ended June 30, 2023 included the examination of the consolidated financial statements of the Company. Audit services provided by Marcum Asia and Friedman for fiscal years ended June 30, 2023 and 2022 included the examination of the consolidated financial statements of the Company, and services related to periodic filings made with the SEC.

Audit Fees:

WWC’s audit fee for the year ended June 30, 2023 was $180,000. Marcum Asia and Friedman’s audit fee for the years ended June 30, 2023 and 2022 was $300,000 and $270,969, respectively.

Audit-Related Fees:

Marcum Asia’s audit-related fee for the year ended June 30, 2023 was $20,000.

Tax Fees:

Friedman’s tax fees for the year ended June 30, 2023 was $56,505.

The aggregate fees billed for the most recently completed fiscal year ended June 30, 2023 and 2022 for professional services rendered by the principal accountant for the audit of our annual financial statements included in this and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Fiscal Year Ended June 30,
	2023	2022
Audit Fees	$480,000	$270,969
Audit-Related Fees(1)	20,000	—
Tax Fees	56,505	—
All Other Fees	—	—
Total	$556,505	$270,969

____________

(1)      Fees incurred in conjunction with consents and service performed for various registration statements filed during the year ended June 30, 2023.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us for the 2023 fiscal year.

Attendance At the Meeting:    Representatives of WWC will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

Vote Required:    The ratification of the Board’s appointment of WWC as our independent registered public accounting firm for the fiscal year ending June 30, 2024 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously disclosed on a Current Report on Form 8-K filed on July 10, 2023 (the “Form 8-K”), on June 26, 2023, the Audit Committee approved the dismissal of Marcum Asia effective as of July 3, 2023. Marcum Asia was engaged by the Company on December 5, 2022, and has not provided any reports on the Company’s financial statements.

Prior to the engagement of Marcum Asia on December 5, 2022, Friedman, which based on information provided to the Company by Friedman, combined with Marcum LLP effective September 1, 2022, was the independent registered public accounting firm for the Company and audited the Company’s financial statements for the fiscal years ended June 2022 and June 2021.

During the period from December 5, 2022 through July 3, 2023, there were no disagreements with Marcum Asia on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum Asia, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report or “reportable events” under Item 304(a)(1) of Regulation S-K.

Prior to July 10, 2023, the Company provided Marcum Asia with a copy of the disclosures contained in this Item 4.01(a). Marcum Asia issued a letter, addressed to the SEC, stating whether or not Marcum Asia agrees with the statements contained in Item 4.01(a) of the Form 8-K. A copy of Marcum Asia’s letter dated July 7, 2023, addressed to the SEC, is filed as Exhibit 16.1 to the Form 8-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•        each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors;

•        each of our executive officers; and

•        all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent of Class(2)
Officers and Directors
Chong Chan “Sam” Teo	Chief Executive Officer and Director	39,765	2.8%
Su Chen “Chanell” Chuah	Chief Operating Officer	6,800	* %
Meng Chun “Michael” Chan	Chief Financial Officer	—	—
Su Huay “Sue” Chuah	Chief Marketing Officer	6,086	* %
Jau Long “Jerry” Ooi	Vice President	4,553	* %
Ho Yi Hui	Executive Director	—	—
Joseph R. “Bobby” Banks	Director	—	—
Marco Baccanello	Director	—	—
Jeremy Roberts	Director	—	—

Officers and Directors as a Group (total of 9 persons)		57,203	4.0%

5%+ Stockholders
L1 Capital Global Opportunities Master Fund, Ltd.(3)		71,429	5.0%
VT SMART VENTURE SDN BHD(4)		142,858	10.0%
Sabby Volatility Warrant Master Fund, Ltd.(5)		76,266	5.3%
Myviko Holding Sdn. Bhd.(6)		198,412	13.9%
MYUP Solution Sdn Bhd(7)		126,082	8.8%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the principal address of the named directors and directors and 5%+ stockholders of the Company is care of Treasure Global Inc., 276 5th Avenue, Suite 704 #739, New York, New York 10001.

(2)      David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund, Ltd. As such, L1 Capital Global Opportunities Master Fund, Ltd., Mr. Feldman and Mr. Arber may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) 71,429 shares of the Issuer’s common stock. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such shares, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities for all other purposes. The address of L1 Capital Global Opportunities Master Fund, Ltd. is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001.

(3)      Controlled by two individuals, Chin Yuet Sin and Tan Lian Hua. The address of VT Smart Venture Sdn Bhd is 21-1, Jalan DU1/2, Taman Damai Utama, 47180 Puchong, Selangor, Malaysia

(4)      The securities are directly held by Sabby Volatility Warrant Master Fund, Ltd. (the “Master Fund”) and may be deemed to be beneficially owned by: (i) Sabby Management, LLC (“Sabby LLC”), as the investment manager of the Master Fund; and (ii) Hal Mintz, as the Managing Member of Sabby LLC. The address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(5)      Controlled by an individual, Lee Yong Fei. The address of Myviko Holding Sdn Bhd is F-2-43, Blok F, Taipan Damansara 2, Jalan PJU 1A/3, Ara Damansara, 47301 Petaling Jaya, Selangor, Malaysia.

(6)      Controlled by an individual, Se Toh Meng Yang. The address of MYUP Solution Sdn Bhd is E-12-02, Menara Suezcap 2, No. 2 Jalan Kerinchi, Gerbang Kerinchi Lestarim, 59200 Kuala Lumpur, Malaysia.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities (“Ten Percent Holders”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements during the fiscal year 2023 as follows: (i) our independent director, Joseph “Bobby” Banks, has yet to file his Form 3 and is planning to file his Form 3 as soon as reasonably practicable; (ii) our executive director, Ho Yi Hui, filed his Form 3 filing late; and (iii) our recently appointed Chief Financial Officer, Meng Chun “Michael” Chan, filed his Form 3 filing late.

EXECUTIVE COMPENSATION

The following table illustrates the compensation paid by the Company to its executive officers. The disclosure is provided for the fiscal years ended June 30, 2023 and 2022. We refer to these individuals as our “named executive officers”:

Name and Principal Position	Fiscal Year Ended June 30,	Salary(1) ($)	Total ($)
Chong Chan “Sam” Teo(2)	2023	$37,105	$37,105
Chief Executive Officer	2022	$26,309	$26,309

Voon Him “Victor” Hoo(3)	2023	$—	$—
Chairman and Managing Director	2022	$120,000	$120,000

____________

(1)      Salaries were paid in Malaysian Ringgits, U.S. dollar amounts are approximate.

(2)      Mr. Teo was appointed Chief Executive Officer on June 16, 2021.

(3)      Mr. Hoo resigned as Chairman and Managing Director on March 20, 2023.

None of our other executives earned compensation in excess of $100,000 in fiscal years ended June 30, 2023 or 2022 and therefore pursuant to Instruction 1 to Item 402(m)(2) of Regulation S-K, only the compensation for our Chief Executive Officer and Chief Financial Officer is provided.

Employment Agreements

Teo Employment Agreement

Chong Chan “Sam” Teo, our Chief Executive Officer, and the Company entered into an Executive Employment Agreement dated as of July 1, 2020 (the “Teo Employment Agreement”), pursuant which Mr. Teo was appointed as our Chief Operating Officer. On June 16, 2021. Mr. Teo resigned as our Chief Operating Officer and was appointed Chief Executive Officer. Mr. Teo is still otherwise employed under the terms of the Teo Employment Agreement. The Teo Employment Agreement provides Mr. Teo with a basic salary of MYR 10,000 (approximately $2,408) per month, which was increased to MYR 10,500 (approximately $2,333) per month on August 1, 2020, then further increased to MYR 11,500 (approximately $2,555) per month on July 1, 2022, followed by an additional increase to MYR 16,000 (approximately $3,555) per month on January 1, 2023 and recently increased to MYR 18,000 (approximately $4,000) per month on June 1, 2023 and benefits that are generally given to our senior executives. The Company or Mr. Teo may terminate the Employment Agreement with one hundred twenty days’ notice effective August 1, 2023. Mr. Teo was also employed as the Chief Executive Officer of GEM since March 1, 2020 on identical terms.

Ho Employment Agreement

Yi Hui Ho, our Executive Director, and the Company entered into an Executive Employment Agreement dated as of March 20, 2023 (the “Ho Employment Agreement”), pursuant which Ms Ho was appointed as our Executive Director. The Ho Employment Agreement is one year term and on yearly renewable term. Under the Ho Employment Agreement Ms. Ho is entitled to compensation of MYR20,000 (approximately $4,444 per quarter effective from March 20 2023. The Company or Ms Ho may terminate the Employment Agreement with 2 months’ written notice.

Outstanding Equity Awards at June 30, 2023

During the fiscal year ended June 30, 2023, we did not grant any stock options.

AUDIT COMMITTEE REPORT

The Audit Committee:    The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Marco Baccanello, who serves as Chairman, Joseph “Bobby” Banks and Jeremy Roberts. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Baccanello, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Baccanello has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter:    The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://ir.treasureglobal.co/corporate-governance.

Audit Committee Responsibilities:    The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met four times during the fiscal year ended 2023. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters:    As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2023 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with WWC matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation:    Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Marco Baccanello, Chairman

Joseph “Bobby” Banks

Jeremy Roberts

ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Treasure Global Inc, Investor Relations, 276 5th Avenue, Suite 704 #739, New York, NY 10001 or by calling Investor Relations at +6012 643 7688, or by sending an e-mail to ir_us@treasuregroup.co.

Shareholder Proposals for Consideration at the 2025 Annual Meeting of Shareholders:    Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 276 5th Avenue, Suite 704 #739, New York, NY 10001 by March 13, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company — Shareholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by March 13, 2025.

You may contact Treasure Global’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report:    A copy of our 2023 Annual Report, as filed with the SEC on September 28, 2023, is available to shareholders without charge upon written request directed to our Secretary at 276 5th Avenue, Suite 704 #739, New York, New York 10001 or by phone at +6012 643 7688. The Company makes available free of charge on or through its website, www.treasureglobal.co, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting:    The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Teo Chong Chan
Teo Chong Chan
Director

PROXY

TREASURE GLOBAL INC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of the common stock of Treasure Global Inc, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated as of May 2, 2024, hereby revokes all previous proxies and hereby appoints Chong Chan Teo and Michael Chan Meng Chun, and each of them (with the power of substitution), as proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Treasure Global Inc held of record by the undersigned on the Record Date, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders of Treasure Global Inc to be held virtually via live webcast at http://www.viewproxy.com/TreasureGlobal/2024 on June 11, 2024 at 9:00 a.m. Eastern Time or any adjournment or postponement thereof. The Annual Meeting will be held only via the internet and will be a virtual meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2. The proxies named above also will vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Annual Meeting.

Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated, and returned the proxy card. Before voting, read the proxy statement and proxy voting instructions.

Thank you for voting.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 11, 2024:

The Proxy Statement and 10K Report is available at: http://www.viewproxy.com/TreasureGlobal/2024

Please mark your votes like this ☒

The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

NOMINEES:	FOR	WITHHOLD
(1) Chong Chan Teo	☐	☐
(2) Ho Yi Hui	☐	☐
(3) Joseph “Bobby” Banks	☐	☐
(4) Marco Baccanello	☐	☐
(5) Jeremy Roberts	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting.

Date ______________________________

Signature ______________________________

Signature (Joint Owners) ______________________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.aalvote.com/TGL

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-(866)-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.